EXHIBIT 99.3


LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF INCOME
(Preliminary and Unaudited)
(In millions, except per share data)

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                                                            Three Months Ended
                                                    ------------------------------------


                                                                                               Percentage of
                                                       November 30         November 30         Dollar Change
                                                         2002                 2001               Inc/(Dec)
                                                    ---------------- --- ---------------    -------------------


Revenues:
   Principal transactions                              $    520          $       161
   Investment banking                                       409                  461
   Commissions                                              308                  264
   Interest and dividends                                 2,885                3,400
   Other                                                     11                   14
                                                    ----------------     ---------------
      Total revenues                                      4,133                4,300
   Interest expense                                       2,594                3,097
                                                    ----------------     ---------------
      Net revenues                                        1,539                1,203                       28%
                                                    ----------------     ---------------

Non-interest expenses:
   Compensation and benefits                                785                  615
   Technology and communications                            148                  125
   Brokerage and clearance                                   92                   76
   Occupancy                                                 74                   61
   Professional fees                                         39                   26
   Business development                                      34                   34
   Other                                                     13                   23
   September 11, 2001 related
        (recoveries)/expenses, net                         (108)                 127
   Other real estate
         reconfiguration costs                              128                    -
   Regulatory settlement                                     80                    -
                                                    ----------------     ---------------
      Total non-interest expenses                         1,285                1,087                       18%
                                                    ----------------     ---------------
Income before taxes and dividends
 on trust preferred securities                              254                  116
Provision (Benefit)for income taxes                          53                  (28)
   Dividends on trust preferred securities                   14                   14
                                                    ----------------     ---------------
Net income                                          $                    $                                 44%
                                                            187                  130
                                                    ================     ===============
   Preferred stock dividends                                 11                   11
Net income applicable to common stock               $       176          $       119
                                                    ================     ===============
Earnings per common share
   Basic                                                 $0.72               $0.49
                                                    ================     ===============
   Diluted                                               $0.69               $0.46
                                                    ================     ===============

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